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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): October 2, 2001


                           priceline.com Incorporated
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             (Exact name of registrant as specified in its charter)



           Delaware                      0-25581               06-1528493
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(State or other Jurisdiction    (Commission File Number)     (IRS Employer
        of Incorporation)                                  Identification No.)



  800 Connecticut Avenue, Norwalk, Connecticut                   06854
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       (Address of principal office)                          (zip code)



                                       N/A
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          (Former name or former address, if changed since last report)



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ITEM 9.    REGULATION FD DISCLOSURE.

         On October 2, 2001, priceline.com announced that, in a presentation at Robertson, Stephens & Co. Consumer Conference in New York City on October 3rd, it intended to update its post-September 11th sales activity and revenue guidance. The information set forth above is qualified in its entirety by reference to the press release and priceline.com's presentation materials, each of which is attached hereto as Exhibit 99.1 and 99.2, respectively, and incorporated herein by reference.

     EXHIBITS.

     99.1 Press Release issued by priceline.com Incorporated on October 2, 2001.

     99.2 Presentation materials presented at Robertson, Stephens & Co. Consumer Conference in New York City on October 3rd.




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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      PRICELINE.COM INCORPORATED


                                      By:  /s/ Jeffery H. Boyd
                                           -------------------------------
                                           Name:  Jeffery H. Boyd
                                           Title:  President



Date:  October 3, 2001


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                                  EXHIBIT INDEX


   Exhibit No.  Description


   99.1 Press Release issued by priceline.com Incorporated on October 2, 2001.

   99.2         Presentation materials presented at Robertson, Stephens & Co.
                Consumer Conference in New York City on October 3rd.